SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 24, 2000

                      Greenwich Capital Acceptance, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                    333-90547               06-1199884
---------------------------          -----------           ----------------
State or Other Jurisdiction          (Commission           (I.R.S. Employer
     Of Incorporation)               File Number)          Identification No.)


          600 Steamboat Road
        Greenwich, Connecticut                                 06830
        ----------------------                               ----------
        (Address of Principal                                (Zip Code)
          Executive Offices)


      Registrant's telephone number, including area code: (203) 662-2700

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5.   Other Events
               ------------

     The Registrant registered issuances of Greenwich Capital Acceptance, Inc. on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-90547) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $288,076,000 in aggregate principal amount of Class A-1, Class A-1M, Class A-2, Class A-2M, Class A-R, Class B-1, Class B-2, and Class B-3 Certificates of its Mortgage Loan Pass-Through Certificates, Series 2000-FRB1 on April 24, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 7, 2000, as supplemented by the Prospectus Supplement dated April 19, 2000 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of March 1, 2000, between Greenwich Capital Acceptance, Inc., as depositor (the "Depositor"), and Norwest Bank Minnesota, National Association, as trustee. The "Offered Certificates" consist of the following classes: of Class A-1, Class A-1M, Class A-2, Class A-2M, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates. The Offered Certificates represent ownership interest in assets of the trust that consists primarily of two loan groups containing conventional, first lien, adjustable rate mortgages.

     Item 7.   Financial Statements; Pro Forma Financial Information and
               Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     4.1 Pooling and Servicing Agreement, dated as of March 1, 2000, between Greenwich Capital Acceptance, Inc., as Depositor and Norwest Bank Minnesota, National Association, as Trustee.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Greenwich Capital Acceptance, Inc.


                                        By:     /s/ John Graham
                                             -------------------------
                                             Name:   John Paul Graham
                                             Title:  Vice President

Dated:  May 8, 2000

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                       Description                          Page No.
-----------                       -----------                          --------

4.1 Pooling and Servicing Agreement, dated as of March 1, 2000, between Greenwich Capital
               Acceptance, Inc., as Depositor and Norwest Bank
               Minnesota, National Association, as Trustee.